BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax
________________________________________________________________________________






                       NEW ISSUE COMPUTATIONAL MATERIALS



                          $1,000,000,000 (Approximate)


                           RASC SERIES 2002-KS3 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-KS3


                                  MAY 16, 2002

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax
________________________________________________________________________________


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Information Relating to the Collateral
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
 LOAN GROUP                                         I                  II         AGGREGATE
                                         (CONFORMING)
----------------------------------------------------------------------------------------------
 Current Principal Balance
 (as of 5/01/02)                      $500,032,875.02     $526,607,755.31   $1,026,640,630.33
 Loan Count                                     4,378               4,292               8,670
 Average Current Principal Balance           $114,215            $122,695            $118,413
 Average Original Principal Balance          $114,354            $122,856            $118,563
 Range of Original Principal Balance
                                   $17,500 - $316,000  $15,000 - $650,000  $15,000 - $650,000

     Up to $25,000.00                           0.06%               0.13%               0.09%
     $25,000.01 to $50,000.00                   3.30%               3.81%               3.56%
     $50,000.01 to $75,000.00                  10.38%              10.77%              10.58%
     $75,000.01 to $100,000.00                 12.88%              14.58%              13.75%
     $100,000.01 to $125,000.00                19.48%               9.87%              14.55%
     $125,000.01 to $150,000.00                13.70%              11.95%              12.80%
     $150,000.01 to $175,000.00                11.99%               6.97%               9.41%
     $175,000.01 to $200,000.00                 7.38%               9.86%               8.65%
     $200,000.01 to $300,000.00                20.71%              16.38%              18.49%
     $300,000.01 to $400,000.00                    --              12.57%               6.51%
     $400,000.01 to $500,000.00                    --               1.89%               0.97%
     $500,000.01 to $600,000.00                    --               0.73%               0.37%
     $600,000.01 or higher                         --               0.48%               0.25%
----------------------------------------------------------------------------------------------
 WA Mortgage Rate
                                               8.739%              8.597%              8.667%
 Range of Mortgage Rates             6.250% - 13.400%    6.200% - 13.080%    6.200% - 13.400%
     6.000% to 6.999%                           2.46%               3.35%               2.92%
     7.000% to 7.999%                          21.90%              27.04%              24.54%
     8.000% to 8.999%                          39.00%              38.32%              38.65%
     9.000% to 9.999%                          27.61%              23.67%              25.59%
     10.000% to 10.999%                         7.74%               6.36%               7.03%
     11.000% to 11.999%                         1.09%               1.05%               1.07%
     12.000% to 12.999%                         0.18%               0.21%               0.20%
     13.000% to 13.999%                         0.02%               0.01%               0.02%
----------------------------------------------------------------------------------------------
 WA Margin                                     7.878%              7.766%              7.821%
 WA Lifetime Rate Cap                         14.979%             14.832%             14.904%
 WA Lifetime Rate Floor                        8.610%              8.482%              8.544%
 WA Initial Periodic Cap                       2.920%              2.909%              2.914%
 WA Periodic Cap                               1.090%              1.089%              1.089%
 WA Months to Roll                                 28                  28                  28
 Index Type: 6-Mo LIBOR / 3-Yr         99.98% / 0.02%     100.00% / 0.00%      99.99% - 0.01%
Treasury
----------------------------------------------------------------------------------------------
 WA Age (mos)
                                                    1                   1                   1
 WA Original Term to Maturity                                         360
(mos)                                             360                                     360
 WA Remaining Term to Maturity                                        359
(mos)                                             359                                     359
----------------------------------------------------------------------------------------------

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Information Relating to the Collateral
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
 LOAN GROUP                                         I                 II        AGGREGATE
                                         (CONFORMING)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 Balloon / Fully Amortizing           0.00% / 100.00%    0.00% / 100.00%    0.00% / 100.00%
 First Lien / Second Lien             100.00% / 0.00%    100.00% / 0.00%    100.00% / 0.00%
--------------------------------------------------------------------------------------------
 CREDIT SCORE
 Weighted Average Credit Score
                                                  610                612                611
 Range of Credit Scores                     453 - 811          469 - 806          453 - 811
     400 to 459                                 0.02%                  -              0.01%
     460 to 499                                 0.44%              0.25%              0.34%
     500 to 539                                 4.57%              4.55%              4.56%
     540 to 579                                20.77%             20.30%             20.53%
     580 to 619                                35.23%             33.37%             34.28%
     620 to 659                                25.76%             27.67%             26.74%
     660 to 699                                 8.74%              9.31%              9.03%
     700 to 739                                 3.06%              3.40%              3.23%
     740 to 779                                 0.92%              0.68%              0.80%
     780 to 819                                 0.15%              0.14%              0.15%
     Not Available                              0.34%              0.32%              0.33%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 CREDIT GRADES
     A4                                        45.18%             45.22%             45.20%
     AX                                        25.93%             26.27%             26.10%
     AM                                        15.72%             14.47%             15.08%
     B                                          8.60%             10.01%              9.32%
     C                                          3.36%              2.67%              3.00%
     CM                                         1.22%              1.37%              1.29%
--------------------------------------------------------------------------------------------
 ORIGINAL LTV
 Weighted Average Original LTV                                                       81.96%
                                               83.13%             80.85%
     Up to 40.00%                               0.18%              0.89%              0.54%
     40.01% to 50.00%                           0.51%              1.43%              0.98%
     50.01% to 60.00%                           1.61%              3.35%              2.50%
     60.01% to 70.00%                           6.56%              8.26%              7.44%
     70.01% to 80.00%                          34.52%             38.38%             36.50%
     80.01% to 90.00%                          45.88%             38.89%             42.30%
     90.01% to 100.00%                         10.72%              8.80%              9.74%
--------------------------------------------------------------------------------------------

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Information Relating to the Collateral
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
  LOAN GROUP                                      I                II       AGGREGATE
                                       (CONFORMING)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
PROPERTY TYPE
 Single-family detached                      88.67%            85.64%            87.11%
 Planned Unit Developments
(detached)                                    6.64%             9.63%             8.17%
 Condo Low-Rise (less than 5
stories)                                      2.34%             2.33%             2.34%
 Planned Unit Developments
(attached)                                    1.06%             0.86%             0.96%
 Townhouse                                    0.78%             0.84%             0.81%
 Manufactured Home                            0.44%             0.40%             0.42%
 Condo Mid-Rise                               0.05%             0.14%             0.10%
 Condo High-Rise (9 stories or                                  0.15%
more)                                         0.01%                               0.08%
 Leasehold                                    0.01%             0.01%             0.01%
----------------------------------------------------------------------------------------
OCCUPANCY STATUS
 Owner Occupied                              91.00%            91.54%            91.28%
 Non-Owner Occupied                           8.48%             7.38%             7.91%
 Second/Vacation Home                         0.53%             1.08%             0.81%
----------------------------------------------------------------------------------------
DOCUMENTATION
 Full Documentation                          79.73%            79.07%            79.39%
 Limited Documentation                       20.27%            20.93%            20.61%
----------------------------------------------------------------------------------------
LOAN PURPOSE
 Refinance                                   61.20%            64.43%            62.86%
 Purchase                                    31.88%            28.09%            29.94%
 Rate/Term Refinance                          6.92%             7.48%             7.21%
----------------------------------------------------------------------------------------
PREPAYMENT PENALTIES TERMS
     None                                    17.04%            20.17%            18.64%
     12 months                                6.60%             5.98%             6.28%
     24 months                               29.15%            29.09%            29.12%
     36 months                               42.83%            39.74%            41.24%
     48 months                                0.04%             0.04%             0.04%
     60 months                                3.48%             4.05%             3.77%
     Other (not more than 60                  0.88%             0.93%             0.91%
months)
----------------------------------------------------------------------------------------
GEOGRAPHIC CONCENTRATION (> 5%)
                                           MI 9.39%         CA 13.21%         CA 11.15%
                                           CA 8.99%          MI 9.32%          MI 9.35%
                                           FL 6.95%          FL 6.36%          FL 6.65%
                                           MN 6.37%          MN 6.02%          MN 6.19%
                                           GA 5.08%
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
--------------------------------------------------------------------------------